Exhibit  32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tactical Air Defense Services, Inc. on Form 10-Q for the Quarter ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alexis Korybut, Chief Financial Officer (Principal Accounting Officer) certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Tactical Air Defense Services, Inc.

November 19, 2009	By:	/s/ Alexis Korybut
Alexis Korybut
Chief Financial Officer
(Principal Accounting Officer)